                                                                    Exhibit 99.1

      This statement on this Form 3 is filed jointly be each of the undersigned.
The principal business address of each of the reporting persons is 333 South
Grand Avenue, 28th Floor, Los Angeles, California 90071.

Name of Designated Filer: OT POF IEA PREFERRED B AGGREGATOR, L.P.
Date of Event Requiring Statement: May 20, 2019
Issuer Name: Infrastructure and Energy Alternatives, Inc. [IEA]

                             OT POF IEA PREFERRED B AGGREGATOR, L.P.

                   By:       OT POF IEA Preferred B Aggregator GP, LLC
                   Its:      General Partner

                   By:       Oaktree Power Opportunities Fund III Delaware, L.P.
                   Its:      Managing Member

                   By:       Oaktree Fund GP, LLC
                   Its:      General Partner

                   By:       Oaktree Fund GP I, L.P.
                   Its:      Managing Member

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Authorized Signatory

                   OT POF IEA PREFERRED B AGGREGATOR GP, LLC

                   By:       Oaktree Power Opportunities Fund III Delaware, L.P.
                   Its:      Managing Member

                   By:       Oaktree Fund GP, LLC
                   Its:      General Partner

                   By:       Oaktree Fund GP I, L.P.
                   Its:      Managing Member

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Authorized Signatory

                   OAKTREE POWER OPPORTUNITIES FUND III DELAWARE, L.P.

                   By:       Oaktree Fund GP, LLC
                   Its:      General Partner

                   By:       Oaktree Fund GP I, L.P.
                   Its:      Managing Member

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Authorized Signatory

                   OAKTREE FUND GP, LLC

                   By:       Oaktree Fund GP I, L.P.
                   Its:      Managing Member

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Authorized Signatory

                   OAKTREE FUND GP I, L.P.

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Authorized Signatory

                   OAKTREE CAPITAL I, L.P.

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Senior Vice President

                   OCM HOLDINGS I, LLC

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Senior Vice President

                   OAKTREE HOLDINGS, LLC

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Senior Vice President

                   OAKTREE CAPITAL GROUP, LLC

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Senior Vice President

                   OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                   By:       /s/ Jamie Toothman
                             ------------------------------
                   Name:     Jamie Toothman
                   Title:    Senior Vice President